                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1998-1

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1998-1 Supplement dated as of March 1, 1998 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1998-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of August 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


 A)  Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount
     (1) The total amount of the distribution in respect of Class A
     Certificates, per $1,000 original certificate principal amount               5.07
                                                                                  ----

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original
     certificate principal amount                                                 5.07
                                                                                  ----

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 original
     certificate principal amount                                                 0.00
                                                                                  ----

 B)  Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1) The amount of Class A Investor Charge Offs                               0.00
                                                                                  ----

     (2) The amount of Class A Investor Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate principal amount                      0.00
                                                                                  ----

     (3) The total amount reimbursed in respect of Class A Investor Charge Offs   0.00
                                                                                  ----

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                 0.00
                                                                                  ----

     (5) The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                         0.00
                                                                                  ----

 C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount               5.26
                                                                                  ----

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 original
     certificate principal amount                                                 5.26
                                                                                  ----


     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 original
     certificate principal amount                                                  0.00
                                                                                -------

 D)  Amount of reductions in Class B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of Class B Invested Amount

     (1) The amount of reductions in Class B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of Class B Invested Amount                0.00
                                                                                -------

     (2) The amount of reductions in the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000 original certificate principal amount        0.00
                                                                                -------

     (3) The total amount reimbursed in respect of such reductions in the
     Class B Invested Amount                                                       0.00
                                                                                -------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                  0.00
                                                                                -------

     (5) The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving effect
     to all transactions on such Distribution Date                                 0.00
                                                                                -------

E) Information regarding distributions in respect of the Class C Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class C
     Certificates, per $1,000 original certificate principal amount                5.33
                                                                                -------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class C Certificates, per $1,000 original
     certificate principal amount                                                  5.33
                                                                                -------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class C Certificates, per $1,000 original
     certificate principal amount                                                  0.00
                                                                                -------

F)   Amount of reductions in Class C Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of Class C Invested Amount

     (1) The amount of reductions in Class C Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of Class C Invested Amount                0.00
                                                                                -------

     (2) The amount of reductions in the Class C Invested Amount set forth
     in paragraph 1 above, per $1,000 original certificate principal amount        0.00
                                                                                -------

     (3) The total amount reimbursed in respect of such reductions in the
     Class C Invested Amount                                                       0.00
                                                                                -------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                  0.00
                                                                                -------

     (5) The amount, if any, by which the outstanding principal balance of the
     Class C Certificates exceeds the Class C Invested Amount after giving effect
     to all transactions on such Distribution Date                                 0.00
                                                                                -------








                             Green Tree Financial Corporation, as Servicer



                             By: /s/ Phyllis A. Knight

                                 -----------------------------


                                 Name:  Phyllis A. Knight


                                 Title: Sr. Vice President and Treasurer



RECEIVABLES  ---

Beginning of the Month Principal Receivables:                             1,514,756,420.58
                                                                          ----------------
Removed Principal Receivables:                                                        0.00
                                                                          ----------------
Additional Principal Receivables:                                            73,036,016.60
                                                                          ----------------
End of the Month Principal Receivables:                                   1,594,349,661.85
                                                                          ----------------
End of the Month Total Receivables:                                       1,594,349,661.85
                                                                          ----------------

Excess Funding / Prefunding Account Balance                                          $0.00
                                                                          ----------------
Aggregate Invested Amount (all Master Trust Series)                         993,000,000.00
                                                                          ----------------

End of the Month Transferor Amount                                           27,694,716.19
                                                                          ----------------

DELINQUENCIES AND LOSSES ---
                                                                           RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                      1,343,754.45
                                                                          ----------------
   61-90 Days Delinquent                                                        809,697.70
                                                                          ----------------
   90+ Days Delinquent                                                          662,872.99
                                                                          ----------------

   Total 30+ Days Delinquent                                                  2,816,325.14
                                                                          ----------------


Defaulted Accounts During the Month                                             190,614.71
                                                                          ----------------


INVESTED AMOUNTS ---
                                    400,400,000.00
                                    --------------
Class A Initial Invested Amount      20,475,000.00
                                    --------------
Class B Initial Invested Amount      19,337,000.00
                                    --------------
Class C Initial Invested Amount      14,788,000.00
                                    --------------
Class D Initial Invested Amount
INITIAL INVESTED AMOUNT                                                     455,000,000.00
                                                                          ----------------
                                    400,400,000.00
                                    --------------
Class A Invested Amount              20,475,000.00
                                    --------------
Class B Invested Amount              19,337,000.00
                                    --------------
Class C Invested Amount              14,788,000.00
                                    --------------
Class D Invested Amount
INVESTED AMOUNT                                                             455,000,000.00
                                                                          ----------------
                                    400,400,000.00
                                    --------------
Class A Adjusted Invested Amount     20,475,000.00
                                    --------------
Class B Adjusted Invested Amount     19,337,000.00
                                    --------------
Class C Invested Amount              31,356,254.32
                                    --------------
Class D Invested Amount
ADJUSTED INVESTED AMOUNT                                                    471,568,254.32
                                                                          ----------------

MONTHLY SERVICING FEE                                                           785,947.09
                                                                          ----------------

INVESTOR DEFAULT AMOUNT                                                          56,026.38
                                                                          ----------------


SERIES 1996-2 INFORMATION

SERIES 1998-1 ALLOCATION PERCENTAGE                                                  31.31%
                                                                          ----------------
SERIES 1998-1 ALLOCABLE FINANCE CHARGE                                        4,609,433.79
                                                                          ----------------
SERIES 1998-1 UNREIMBURSED CHARGE-OFFS                                                0.00
                                                                          ----------------



SERIES 1998-1 ALLOCABLE DEFAULTED AMOUNT                               59,690.08
                                                                  --------------
SERIES 1998-1 MONTHLY FEES                                            785,947.09
                                                                  --------------
SERIES 1998-1 ALLOCABLE PRINCIPAL COLLECTIONS                     131,712,649.33
                                                                  --------------
SERIES 1998-1 REQUIRED TRANSFEROR AMOUNT                           18,862,730.17
                                                                  --------------
FLOATING ALLOCATION PERCENTAGE                                             31.13%
                                                                  --------------

INVESTOR FINANCE CHARGE COLLECTIONS                                 4,365,154.28
                                                                  --------------
INVESTOR DEFAULT AMOUNT                                                56,026.38
                                                                  --------------
PRINCIPAL ALLOCATION PERCENTAGE                                            31.13%
                                                                  --------------
AVAILABLE PRINCIPAL COLLECTIONS                                   125,008,401.31
                                                                  --------------

CLASS A FLOATING ALLOCATION                                                26.43%
CLASS A REQUIRED AMOUNT                                                     0.00%
                                                                  --------------

CLASS B FLOATING ALLOCATION                                                 1.35%
CLASS B REQUIRED AMOUNT                                                     0.00%
                                                                  --------------

CLASS C FLOATING ALLOCATION                                                 1.28%
CLASS D FLOATING ALLOCATION                                                 2.07%

TOTAL EXCESS SPREAD                                                 2,053,289.27
                                                                  --------------

YIELD AND BASE RATE---
                                                             7.76%
                                                   ---------------
Base Rate (Current Month)                                    7.77%
                                                   ---------------
Base Rate (Prior Month)                                      7.77%
                                                   ---------------
Base Rate (Two Months Ago)
THREE MONTH AVERAGE BASE RATE                                               7.77%
                                                                  --------------
                                                            10.97%
                                                   ---------------
Series Adjusted Portfolio Yield (Current Month)             10.14%
                                                   ---------------
Series Adjusted Portfolio Yield (Prior Month)               10.49%
                                                   ---------------
Series Adjusted Portfolio Yield (Two Months Ago)
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                              10.53%
YIELD                                                             --------------


PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                       106,142,352.51          26.43%
                                                   -------------- --------------
   Class A Principal Collections

CLASS B PRINCIPAL PERCENTAGE                         5,427,733.94           1.35%
                                                   -------------- --------------
   Class B Principal Collections

CLASS C PRINCIPAL PERCENTAGE                         5,126,060.62           1.28%
                                                   -------------- --------------
   Class C Principal Collections

CLASS D PRINCIPAL PERCENTAGE                         8,312,254.24           2.07%
                                                   -------------- --------------
   Class D Principal Collections
                                                   125,008,401.31
                                                   --------------
AVAILABLE PRINCIPAL COLLECTIONS

REALLOCATED PRINCIPAL COLLECTIONS                                          $0.00
                                                                  --------------

SERIES 1996-2 PRINCIPAL SHORTFALL                                          $0.00
                                                                  --------------

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                          $0.00
PRINCIPAL SHARING SERIES                                          --------------

ACCUMULATION ---
                                                          $0.00
                                                   ------------
Controlled Accumulation Amount                            $0.00
                                                   ------------
Deficit Controlled Accumulation Amount
CONTROLLED DEPOSIT AMOUNT                                                  $0.00
                                                                  --------------


PRINCIPAL FUNDING ACCOUNT BALANCE                                $0.00
                                                        --------------

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER        $116,696,147.06
PRINCIPAL SHARING SERIES                                --------------

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                     $0.00
                                                        --------------
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN               $0.00
BY PRINCIPAL PAYMENTS)                                  --------------
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                     $0.00
THAN BY PRINCIPAL PAYMENTS)                             --------------
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                     $0.00
THAN BY PRINCIPAL PAYMENTS)                             --------------

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                          $0.00
                                                        --------------
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED           $0.00
                                                        --------------
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED           $0.00
                                                        --------------
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED           $0.00
                                                        --------------

     Green Tree Financial Corporation, as Servicer

     By: /s/ Phyllis A. Knight
         --------------------------------
         Name:  Phyllis A. Knight
         Title: Sr. Vice President and Treasurer